Exhibit 99.2

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne & Cancer March 2026

2 March 2026 Forward - Looking Statements and Disclaimer This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995 . All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related timelines and anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others : the clinical development and therapeutic potential of denifanstat , TVB - 3567 or any other drug candidates or combination therapies developed by Sagimet ; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials ; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines ; that unfavorable new clinical trial data may emerge in other clinical trials of our product candidates ; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities ; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements ; and our ability to maintain and successfully enforce adequate intellectual property protection . These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission (SEC) and available at www . sec . gov . You should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in a dynamic industry and economy . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise .

3 March 2026 Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market Eduardo Martins Chief Medical Officer >20 years of leadership of large - scale multinational clinical trials & global teams in pharma and biotech Led clinical development team of cenicriviroc for MASH Thierry Chauche CFO >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek Chief Legal & Administrative Officer >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech Rob D’Urso Senior Vice President, New Products >20 years of US and global leadership experience in dermatology Marie O'Farrell Chief Scientific Officer >20 years of experience in R&D and translational medicine in biopharma and biotech Successfully guided development for multiple clinical programs

4 March 2026 Sagimet at a Glance • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states Unique MOA: FASN Inhibition • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endp oints with significant reduction in fibrosis • Pre - clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 pharmacokinetics ( PK) clinical trial of a combination of denifanstat and resmetirom completed in December 2025, Phase 2 clinical combination trial with denifanstat and resmetirom in patients with MASH cirrhosis (F4) planned to initiate in 2H 2026 Denifanstat in MASH TVB - 3567 in Acne • Our follow - on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First - in - human Phase 1 clinical trial initiated in June 2025 for development of an acne indication

5 March 2026 Strong IP, Cash Position, and Collaboration Potential • Denifanstat met all primary and secondary endpoints in Phase 3 clinical trial in patients with moderate to severe acne vulgaris in China conducted by license partner for China, Ascletis • Denifanstat was well - tolerated in Ascletis ’ open - label Phase 3 clinical trial • Ascletis announced that Denifanstat NDA for the treatment of moderate to severe acne was accepted by China NMPA in December 2025 • Denifanstat: • Method of use patent — 2036; potential PTE to 2041 • Composition of matter patent — 2032 • Combination of denifanstat and resmetirom: • Application filed 2024; if granted — 2044; potential PTE to 2048 • TVB - 3567: • Composition of matter patent — 2035; potential PTE to 2038 • Method of use application for TVB - 3567 for acne filed 2025; if granted — 2046 Cash Position • Nasdaq: SGMT; $113.1M cash on hand*, expected to fund current operations through Q3 2027 Strategic Collaboration with Ascletis in Acne IP Portfolio *Cash, cash equivalents and marketable securities as of 12/31/2025

6 March 2026 Expected Milestone / Status Stage of Development Indication Therapeutic Area Phase 3 Phase 2 Phase 1 Preclinical Phase 2b met histology primary and multiple secondary endp oints , data announced 1Q2024 ; FDA Breakthrough Therapy designation; Phase 3 ready (F2/F3 MASH) MASH Metabolic Disease Phase 1 hepatic impairment results reported 1Q 2024 Phase 1 clinical PK trial completed in December 2025 Phase 1 FIH initiated in June 2025 Acne Dermatology Phase 3 met all primary and secondary endpoints, data announced June 2025; NDA a ccepted by NMPA in December 2025* Identifying FASN - dependent tumor types for potential FASN inhibitor development Solid tumors Oncology Development Pipeline: Multiple Indications and Clinical Milestones * Trial conducted in China by Ascletis , who has licensed development and commercialization rights to all indications in Greater China. Denifanstat Denifanstat TVB - 3567 Denifanstat (ASC40) TVB - 3567 Denifanstat Denifanstat/resmetirom

7 March 2026 MASH • Complex disease with h eterogeneous patient population • Significant opportunity for differentiated MOA MASH: A Burgeoning Epidemic Note: MASH, or metabolic dysfunction - associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis. 1. Estes C, et al. J Hepatol. 2018;69(4):896 - 904. Estimated Patients in 20 30 1 United States 100.9 million Hepatocellular carcinoma MASH Cirrhosis F4 25 thousand annual cases among MASLD population 3.5 million compensated and decompensated 27.0 million 10.6 million MASLD Metabolic Dysfunction - Associated Liver Disease MASH Metabolic Dysfunction - Associated Steatohepatitis MASH mod - adv F ibrosis F2 - F3

8 March 2026 Sagimet’s lead drug candidate, denifanstat, is a specific and potent inhibitor of FASN that functions through three independent mechanisms in MASH : FASN Inhibition Addresses Three Independent Mechanisms of MASH Development and Progression Blocking steatosis via inhibiting de novo lipogenesis in hepatocytes Reducing inflammation via preventing immune cell activation Blunting fibrosis via inhibiting stellate cell activation 1 2 3 INFLAMMATION FIBROSIS STEATOSIS Hepatocyte Kupffer cell Stellate cell CIRRHOSIS MALIGNANCY FASN FASN FASN Denifanstat

9 March 2026 FASN Inhibition Directly Blocks Human Liver Stellate Cell Function Stellate cells require DNL for fibrogenesis Denifanstat blocks stellate cell activation Denifanstat directly inhibits fibrogenic activity 1 Primary human stellate cell assay Denifanstat • Stimulated by TGF - beta to activate fibrogenesis • Denifanstat showed similar inhibition to positive control ALK5 inhibitor *p<0.05. DNL: de novo lipogenesis 1. O’Farrell M, et al. Sci Rep . 2022;12(1):15661. Sagimet Biosciences data on file. vehicle Alk5i 30 nM 100 nM 300 nM 1000 nM 0 20 40 60 Collagen / total protein (μg/mg) * * * * Denifanstat

10 March 2026 Treatment Goals for MASH Across Fibrosis Staging F4 (Compensated) F3 F2 F1 MASH STAGING Risk Staging based on: • Fat • Inflammation • Fibrosis • Liver & CV Events Primary Treatment Objectives Primary Therapeutic Interventions (based on Primary Objectives) Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight Resolve Steatohepatitis Prevent Progression to Cirrhosis Prevent Decompensation Metabolic & Obesity Drugs* Anti - Fibrotic Drugs Potent Anti - Fibrotic Drugs Prevent Fibrosis Progression / Induce Fibrosis Regression LOW MEDIUM HIGH VERY HIGH Cusi K, et al. Endocr Pract . 2022;28(5):528 - 562. Rinella ME, et al. Hepatology. 2023;77(5):1797 - 1835. EASL, et al. J Hepatol. 2024;81(3):492 - 542. *Metabolic drugs are anticipated to be background therapy for obesity and type 2 diabetes, and earlier stages of fibrosis

Strong MASH Data Creates Opportunities to Reach Advanced Patient Populations

12 March 2026 FASCINATE - 2: Biopsy Trial Design Focused on Histological Endpoints AI: Artificial Intelligence, MRI - PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score . • Biopsy confirmed F2 - F3 MASH patients (n=168) • 52 weeks, 2:1 randomization to 50mg or placebo, double - blind • Single pathology reader: Dr. Pierre Bedossa • AI digital pathology: HistoIndex Primary endpoints • NAS ≥2 points improvement w/o worsening of fibrosis • MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis Selected secondary endpoints • Improvement in liver fibrosis ≥1 stage without worsening of MASH as assessed by biopsy • Digital AI pathology • MRI - PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders) FASCINATE - 2 Phase 2b trial design Screening Placebo Denifanstat (50 mg) 0 26 52 Study Weeks Baseline Interim Final MRI - PDFF Biomarkers Biopsy MRI - PDFF Biomarkers MRI - PDFF Biomarkers Biopsy Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100

13 March 2026 FASCINATE - 2: Baseline Characteristics Were Typical of the F2/F3 MASH Population Denifanstat , n=81 Placebo, n=45 Parameter 56.1 (+/ - 10.8) 59.6 (+/ - 10.9) Age , years 48 (59%) 27 (60%) Sex , female 73 (90%) 41 (91%) Race , White 27 (33%) 15 (33%) Ethnicity , Hispanic or Latino 34.6 (+/ - 6.1) 36.5 (+/ - 6.7) BMI , kg/m 2 55 (68%) 27 (60%) Type 2 diabetes 57 (+/ - 29) 67 (+/ - 33) ALT (alanine aminotransferase) U/L 48 (+/ - 29) 52 (+/ - 27) AST (aspartate aminotransferase) U/L 16.6 (+/ - 7.1) 19.0 (+/ - 7.0) Liver Fat Content (MRI - PDFF) , % 63 (78%) 34 (76%) Baseline liver biopsy NAS ≥ 5 34 (42%) / 47 (58%) 22 (49%) / 23 (51%) Baseline liver biopsy F2/F3 38 (47%) 21 (47%) Statin (at baseline) 12 (15%) 4 (9%) GLP1 - RA (at baseline) 96 ( +/ - 34) 103 ( +/ - 39) LDL , mg/dL 173 ( +/ - 79) 153 ( +/ - 67) Triglycerides , mg/dL 9.6 ( +/ - 0.8) 9.8 ( +/ - 0.8) ELF (Enhanced Liver Fibrosis) Score 0.6 (0.20) 0.6 (0.19) FAST ( Fibroscan AST) Score Modified intent - to - treat population ( mITT ) includes all patients with paired biopsies. Data are mean (SD) or n (%) Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100

14 March 2026 Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100 Primary Endpoints: Liver Biopsy Cochran - Mantel - Haenszel Test – two sided at the 0.05 significance level. * ≥1 - point improvement in ballooning or inflammation. Denifanstat Achieved Statistical Significance at Week 52 NAS ≥ 2 points improvement* w/o worsening of fibrosis MASH resolution + NAS ≥ 2 improvement w/o worsening of fibrosis ITT population mITT population Placebo n=56 Denifanstat n=112 16% 38% Placebo n=56 Denifanstat n=112 11% 26% Placebo n=45 Denifanstat n=81 20% 52% Placebo n=45 Denifanstat n=81 13% 36% ITT population mITT population % Response % Response % Response % Response p=0.0173 p=0.0044 p=0.0003 p=0.0035

15 March 2026 Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100 Secondary Endpoints: Liver Fibrosis and MASH Resolution Cochran - Mantel - Haenszel Test – Two sided at the 0.05 significance level Denifanstat Achieved Statistical Significance at Week 52 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage & no worsening of MASH at Week 52 p=0.0102 mITT population 16% 38% Placebo n=45 Denifanstat n=81 % response Resolution of MASH w/o worsening of fibrosis p=0.0043 mITT population

16 March 2026 Secondary Endpoints: Liver Fibrosis *One sided at the 0.05 significance level, **Two sided at the 0.05 significance level Denifanstat Achieved Statistically Significant Improvement of Fibrosis p - value Denifanstat Placebo Subgroup Fibrosis Endpoints 0.040** 30% 14% ITT > 1 stage improvement in fibrosis w/o worsening of MASH 0.0102** 41% 18% mITT 0.0032** 49% 13% F3 0.0065** 20% 2% mITT > 2 stage improvement in fibrosis w/o worsening of MASH 0.0065** 34% 4% F3 0.0386* 5% 11% mITT Progression to MASH cirrhosis (F4) Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. Loomba R, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_impro vement_and_MASH_resolution_in_FASCINATE - 2_a_Ph2b_52_week.pdf

17 March 2026 Denifanstat Achieved Statistically Significant VCTE Improvement at Weeks 26 and 52 FASCINATE - 2 Phase 2b Sagimet Biosciences data on file. FASCINATE - 2 posthoc analysis. mITT population. Chi - square test. VCTE: Vibration - controlled transient elastography. VCTE <=30% means magnitude of decline from baseline p=0.0009  % response % response p=0.02  Week 26 VCTE <= - 30% and VCTE < 10 KPa Week 52 VCTE <= - 30% and VCTE < 10 KPa

18 March 2026 Additional Fibrosis Analysis Using AI - based Digital Pathology Digital Imaging Showed that Denifanstat Significantly Reduced Fibrosis in Advanced Patients Pre - Treatment Pt A NASH - CRN Fibrosis stage F3 Post - Treatment Pt A NASH - CRN Fibrosis stage F1 Denifanstat 0.10 - 0.30 Placebo n=45 Denifanstat n=81 LS mean change qFibrosis Continuous Value Change from Baseline p=0.0023 *One sided at the 0.05 significance level Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100

19 March 2026 qFibrosis Zonal Analysis Demonstrated that Denifanstat Improves Parameters Linked to Liver Outcomes Zone 1 Zone 2 Zone 3 Central Vein Portal Vein HA BD Response at the individual zonal parameter level was defined as ”at least” 30% relative decrease from baseline. 2. Rinella M, et al. Presented at: AASLD 2024; November 15 - 19, 2024; San Diego, CA. Abstract 0170. Fibrosis Improvement by Zones (Response Rate Ratio) 2 Changes in periportal and portal zones have been correlated with liver outcomes and mortality by analysis of liver biopsies (n=452) from SteatoSITE study 1 1. Kendall TJ, et al. Liver Int. 2024;44(10):2511 - 2516.

20 March 2026 Differentiated Mechanism of Action • In vitro data demonstrates that denifanstat reduces pro - fibrotic signaling in stellate cells , suggesting that denifanstat has the potential to remove fibrotic scar tissue and reestablish the basal extracellular matrix ( ECM ) scaffold even in patients with MASH cirrhosis (F4) 1 • Hepatocytes continue to be functional, and patients frequently have increased liver fat Clinical Data • PK profiles in patients with MASH cirrhosis (F4) in the Phase 1 impaired hepatic function study 3 • Positive impact on advanced fibrosis in patients in FASCINATE - 2 4 , including qF4 (quantification of fibrosis stage 4) patients based on AI - based digital pathology 5 Next Step • Potential Phase 2 proof of concept in patients with MASH cirrhosis (F4) Denifanstat Potential in Patients with MASH Cirrhosis (F4) ~20% of Patients Progress to Cirrhosis 2 MASH MASH with fibrosis Histological features of MASH Steatosis > 5% Hepatocyte ballooning Lobular inflammation Cirrhosis 1. Kamm DR, McCommis KS. J Physiol. 2022;600(8):1825 - 1837. 2. Sheka AC, et al. JAMA. 2020;323(12):1175 - 1183 . 3. Sagimet Biosciences data on file. CLIN - 009. 4. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. 5. Sagimet Biosciences data on file. FASCINATE - 2 HistoIndex .

21 March 2026 85% of qF4 Patients on Denifanstat Showed 1 to 2 - Stage Reductions in Fibrosis • AI may detect fibrosis regression at an earlier point in time, compared to conventional pathology • qF4 population (defined on AI platform by HistoIndex ) are likely the most advanced subgroup of F3 patients in Phase 2b study (n=3)  (n=3)  (n=13)  (n=13)  Placebo qF4 at baseline  Denifanstat qF4 at baseline qFibrosis continuous value qFibrosis continuous value 11/13 (85%) qF4 patients decreased by 1 or 2 qfibrosis stages measured by AI - based pathology 5/11 of qF4 patients showed > 1 stage fibrosis regression, with 4 of these being 2 - stage, measured by conventional pathology Sagimet Biosciences data on file. FASCINATE - 2 HistoIndex .

22 March 2026 FASCINATE - 2: Safety Denifanstat Was Generally Well - Tolerated • No DILI (drug - induced liver injury) signal and no muscle wasting were detected, and GI (gastrointestinal) effects were comparabl e to placebo • AE of hair thinning stabilized with a 2 - to - 4 week dose pause and then reversed with down titration or study completion • Only 7% of patients discontinued from the study with treatment - related hair thinning. Hair thinning in patients receiving GLP - 1 ranges from 7% to 10% 1,2 • In two previous clinical studies of denifanstat, 2% of the patients on denifanstat experienced hair thinning at 50mg 3 Total (n=168) Denifanstat 50mg (n=112) Placebo (n=56) Event n (%) 145 (86.3) 99 (88.4) 46 (82.1) Any adverse event (AE) 71 (42.3) 51 (45.5) 20 (35.7) Adverse event related to denifanstat or placebo 16 (9·5) 13 (11.6) 3 (5.4) Serious adverse event 25 (14.9) 22 (19.6) 3 (5.4) TEAE leading to study drug discontinuation Adverse events affecting ≥ 10% of patients 25 (14.9) 19 (17.0) 6 (10.7) COVID - 19 18 (10.7) 10 (8.9) 8 (14.3) Dry eye 23 (13.7) 21 (18.8) 2 (3.6) Hair thinning 1. Wadden TA, et al. Nat Med. 2023;29(11):2909 - 2918. 2. Daniel S, et al. J Drugs Dermatol . 2025;24(4):413 - 415. 3. Sagimet Biosciences data on file. FASCINATE - 1. Phase 2a study of denifanstat in acne conducted by Ascletis in China Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100

23 March 2026 Denifanstat Decreased Liver Fat by MRI - PDFF and Reduced FAST Score > 30% reduction: Cochran - Mantel - Haenszel Test. Relative reduction: Mixed - effects Model for Repeated Measures. mITT population. Two sided at the 0.05 significance level. Denifanstat Achieved Statistical Significance 21% 65% Placebo n=38 Denifanstat n=69 % response p<0.0001 MRI - PDFF ≥ 30% Relative Reduction, Week 52 FAST Change from Baseline - 0.10 - 0.10 - 0.20 - 0.30 LS mean change p<0.0001 p<0.0001 Week 26 Week 52 Placebo n=42 Denifanstat n=76 Placebo n=40 Denifanstat n=73 Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. Sagimet Biosciences data on file.

24 March 2026 Secondary Endpoints: Liver Enzymes Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population Denifanstat Decreased ALT and AST Levels ALT Percent Change from Baseline AST Percent Change from Baseline - 2.70 - 16.20 - 23.10 - 30.60 LS mean change p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 LS mean change p=0.018 p=0.027 Week 26 Week 52 Week 26 Week 52 Placebo n=45 Denifanstat n=80 Placebo n=43 Denifanstat n=80 Placebo n=45 Denifanstat n=79 Placebo n=43 Denifanstat n=80 Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. Sagimet Biosciences data on file.

25 March 2026 Cardiometabolic Health mITT population. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. *p<0.05, **p<0.01, ***p<0.001 . 1 For LDL - c, baseline > 100 mg/dL. Denifanstat Decreased LDL - c Levels and Increased Polyunsaturated Triglycerides LDL - c 1 Change from Baseline Saturated TG Polyunsaturated TG Week 26 Week 52 p>0.05 Mean change, mg/dL n=27 n=32 - 1.80 - 9.10 - 12.60 - 23.10 Placebo Denifanstat p>0.05 - 1.80 n=27 n=32 p>0.05 Loomba R, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_impro vement_and_MASH_resolution_in_FASCINATE - 2_a_Ph2b_52_week.pdf Sagimet Biosciences data on file.

26 March 2026 Denifanstat Reduced De Novo Lipogenesis Two sided at the 0.05 significance level , ITT population Tripalmitin : • A saturated triglyceride which is a biomarker of DNL inhibition • Reduced by denifanstat as early as week 4 of treatment Next steps • Continue the development of tripalmitin and additional markers as potential biomarker(s) of treatment response for denifanstat Tripalmitin Change from Baseline Placebo n=52 Denifanstat n=111 Placebo n=51 Denifanstat n=107 - 2.2 LS mean change (ug/mL) - 2.4 - 0.4 - 0.1 Week 4 Week 13 p=0.001 p=0.005 Loomba R, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_impro vement_and_MASH_resolution_in_FASCINATE - 2_a_Ph2b_52_week.pdf Sagimet Biosciences data on file.

27 March 2026 Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes 1. Signature has 6 metabolites: ursodeoxycholic acid, DL - 2 - aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D( - ) - 2 - aminobutyric acid, PC(0 - 18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%. • MASH is a multi - faceted disease and patients may benefit from being matched with optimal treatments • Two approaches using blood tests are undergoing further evaluation • Drug response: 1 - 2 months after taking drug, tripalmitin identifies patients responding to drug treatment • P otential p redictive marker: before taking drug, signature of 6 blood metabolites enriches for responders 1 Blood test for predictive marker denifanstat denifanstat denifanstat Clinical response rate On - treatment 1 - 2 months Pre - treatment Clinical response rate Blood test for drug response (e.g. tripalmitin ) Sagimet Biosciences data on file.

Combination Therapy Development Program for MASH

29 March 2026 Combination of FASN Inhibitor and Semaglutide Improved Histological Features in MASH Mouse Model - SMA: a marker of activated hepatic stellate cells NC VEH FASN SEMA COMBO 0 5 10 s c o r e Phenotypic Fibrosis Composite Score * ** NS Fibrosis NC VEH FASN SEMA COMBO In a mouse model, combination treatment showed: 1) an additive effect on fibrosis reduction, 2) a direct impact on stellate cells, and 3) a synergistic effect on NAS reduction * p <0.05, ** p<0.01, *** p<0.001, ### p<0.001 GUBRA DIO MASH mice. PSR images were analyzed by FibroNest ( PharmaNest ), all scores shown with parenchymal correction NS: not significant; NC: Normal chow diet control, VEH: MASH vehicle control, FASN: TVB - 3664 (FASN inhibitor), SEMA: semaglutide , COMBO: TVB - 3664/ semaglutide Tsai WW, et al. Presented at: AASLD 2023; November 10 - 14, 2023; Boston, MA. Abstract 2400 - C.

30 March 2026 Patient Subset on Stable GLP1 - RA at Baseline: Liver Biopsy Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population GLP patients were on stable dose for 6 months prior to first biopsy FASCINATE - 2 Phase 2b - Denifanstat Improved MASH Resolution and Fibrosis Resolution of MASH w/o worsening of fibrosis Improvement in liver fibrosis ≥ 1 stage w/o worsening of MASH 0% 42% Placebo + GLP1 n=4 Denifanstat + GLP1 n=12 % response 0% 42% Placebo + GLP1 n=4 Denifanstat + GLP1 n=12 % response p=0.034 p=0.103 AI digital pathology results also supports fibrosis improvement in patients receiving GLP1 and denifanstat Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. Loomba R, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_impro vement_and_MASH_resolution_in_FASCINATE - 2_a_Ph2b_52_week.pdf

31 March 2026 Mechanism of Action Supports Combination Therapy Opportunity MOA - Mechanism of Action 1. Tsai WW, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/2024 - EASL - poster - GAN - model - final.pdf Tsai WW, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/2024 - EASL - poster - TNO - model - final.pdf Combination therapy potential: • Denifanstat MOA complementary to other MOAs – THR - beta, GLPs • Opportunity for fixed dose combinations with other oral medications Potential improved clinical outcome for patients with combination therapy of denifanstat, a fat synthesis inhibitor + a fat oxidizer (THR - beta agonist) Hypothesis: distinct and complementary mechanisms of the combination lead to synergistic effect Preclinical combination studies in mouse models showed beneficial impact of FASN inhibitor + resmetirom combination on histology and MASH biomarkers 1 Fibrosis (stellate cell) Liver fat (hepatocyte) Direct – decreases fibrogenesis in stellate cells, liver fat and lipotoxicity Direct - decreases de novo lipogenesis Denifanstat Reduces de novo Lipogenesis Indirect – decreases fibrosis due to decreased liver fat and lipotoxicity Direct - increases fatty acid oxidation and improves mitochondrial function Resmetirom Increases mitochondrial beta - oxidation FASN THR - F atty acids Metabolized Sugar Fatty acids

32 March 2026 Potential Benefits of Combination Therapy in Advanced MASH Patients Note: These data are placebo - adjusted, derived from different clinical trials at different points in time, with differences in t rial design and patient populations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. 1. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. 2. Harrison SA, et al. N Engl J Med . 2024;390(6):497 - 509. Potential Combination Resmetirom 2 Denifanstat 1 Characteristic Potential synergies in the MOA Note: THR - beta upregulates FASN Direct – increases fatty acid oxidation Indirect – decreases fibrosis due to decreased liver fat and lipotoxicity Direct – decreases de novo lipogenesis Direct – decreases fibrogenesis in stellate cells, liver fat and lipotoxicity Mechanism Oral Oral Oral Formulation Once daily Fixed - Dose Combination (FDC) Once daily Once daily Dosing Potential synergistic effect Phase 3 data supported FDA approval for treatment of non - cirrhotic MASH Met both primary endpoints in Phase 2b trial with significant reduction in fibrosis Clinical Data A combination product could potentially offer an opportunity to serve patient groups with the strongest need of treatment, including those with stage 4 fibrosis

33 March 2026 Phase 1 pharmacokinetics (PK) trial for combination of denifanstat and resmetirom completed in December 2025 • Combination of denifanstat and resmetirom was generally well - tolerated over the duration of the study, with no safety signals • No Serious Adverse Events (SAEs), no clinically significant laboratory results, and no treatment discontinuations Subject to consultation with regulatory authorities, Phase 2 clinical trial with denifanstat and resmetirom in patients with MASH cirrhosis (F4) planned to initiate in 2H 2026 • Phase 2 proof - of - concept efficacy trial in patients with MASH cirrhosis (F4), for which there are no approved treatments • Potential clinical trial design, to be discussed with FDA: • 4 - 5 arms including monotherapy of each agent and up to two combination arms, versus placebo • At least 52 weeks combination treatment (up to 96 weeks) with interim readout planned at 52 weeks • Main efficacy endpoints: fibrosis improvement in liver biopsies and non - invasive markers of fibrosis • Non - invasive tests (NITs) for early readout to evaluate impact of the combination • Enrollment estimated between 12 and 18 months Clinical Development Program for Denifanstat and Resmetirom Combination

34 March 2026 Attractiveness of a Potential Denifanstat / Resmetirom Combination • Phase 1 PK clinical trial of a combination of denifanstat and resmetirom completed in December 2025 • Phase 2 trial of denifanstat/resmetirom combination in F4 MASH patients is planned to initiate in 2H 2026 • Global license agreement with TAPI 3 for innovative forms of resmetirom API for the fixed dose combination program; Sagimet anticipates selecting one of the licensed innovative forms of resmetirom for combination with denifanstat in a fixed dose combination (FDC) tablet for use in a potential Phase 3 trial Denifanstat in MASH Potential of a Fixed Dose Combination Development Program • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endpoints with significant reduction in fibrosis 1 • Pre - clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom 2 • Combination of a Phase 3 - ready drug candidate with the first drug approved for MASH • IP for the combination of denifanstat and resmetirom: • Application filed 2024; if granted — 2044; potential PTE to 2048 • Potential oral, once - daily product • Potential to address an unmet need in patients with MASH cirrhosis (F4) 1. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. 2. Tsai WW, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/2024 - EASL - poster - GAN - model - final.pdf Tsai WW, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/2024 - EASL - poster - TNO - model - final.pdf 3. Assia Chemical Industries Ltd. (Assia), doing business as TAPI Technology & API Services (TAPI), a subsidiary of Teva Pha rma ceutical Industries Ltd.

FASN Inhibition Offers Potential Benefit in Multiple Indications: Acne

36 March 2026 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

37 March 2026 Multifactorial pathogenesis of acne involves 4 key aspects: • Increased sebum in sebaceous glands (80% of lipids produced through DNL) • Abnormal or excessive follicular hyper - keratinization • Accelerated bacterial growth (C. acnes) • Localized inflammatory response Acne Pathogenesis and Potential Role of FASN Inhibitors Heng AHS, Chew FT. Sci Rep. 2020;10(1):5754. 1. O’Farrell M, et al. Sci Rep . 2022;12(1):15661. FASN Palmitate / sapienic acid Lipid synthesis Sebum production Hair Skin Surface Sebum (oil) Inflammation Sebaceous gland Skin With Acne Skin Without Acne Pimple Sebaceous gland FASN is an attractive therapeutic target for acne • Denifanstat directly reduced cutaneous (skin) sebum DNL lipids in two Phase 1 studies • FASN inhibition has potential to reduce inflammation, through decreasing cytokine secretion and Th17 activation 1

38 March 2026 Blackheads Whiteheads Papules & Pustules Cysts & Nodules Acne Market Overview Global acne market is expected to reach $17B in next decade 1 5.1 million US acne patients are treated by dermatologists annually (total US acne market is 50 million people ) 2,3 • Acne is the #1 or #2 patient concern in dermatology offices and 65%+ of patients in dermatology offices have private insurance 4 • Although acne treatments are currently available, d ermatologists are open to new therapies ( Seysara ® Tablets & Winlevi ® Cream) • T here is no cure for acne ; due to its pathology, most patients require chronic management and multiple courses for flare control annually Acne patients visiting a dermatologist are aligned to potential positioning of FASN inhibitor 4 • 70 % of patients presenting to dermatologists have moderate to severe disease 4 • Approximately 70% of patients have inflammatory lesions, and 16% of patients are post - menopausal women 3 1. www.expertmarketresearch.com/reports/acne - treatment - market 2. Bickers DR, et al. J Am Acad Dermatol . 2006;55(3):490 - 500. 3. American Academy of Dermatology. Burden of skin disease. 2017. www.aad.org/BSD. 4. Sagimet Biosciences data on file. Market research conducted in July 2024 among 50 dermatologists.

39 March 2026 Moderate to Severe Disease Mild Disease Acne Treatment Algorithm • Most acne patients receive skin care routines that include OTC cleansers and moisturizers to address AEs associated with their treatment Disease management involves flare and prevention intervention Treatment includes topical agents used as mono - therapy, combination therapy, or with fixed dosed combination products Main topical therapy categories • Retinoids • Benzoyl Peroxide • Antibiotics • Clascoterone • Salicylic Acid • Azelaic Acid Treatment approach adds oral products on top of the topical agents Main oral therapy categories: • Antibiotics (tetracyclines, sarecycline ) • Hormonal contraceptives • Spironolactone (off - label) • Intralesional corticosteroids Severe (cystic) patients are generally managed with isotretinoin (Accutane®) Main therapy categories: • Isotretinoin Severe (Cystic) Disease

40 March 2026 Clinical Data Support Mechanism of Action of a FASN Inhibitor in Acne • FASN inhibitor demonstrated a >90% reduction in sebum lipids by day 15 1,2 • FASN inhibitor maintained the reduced level of sebum lipids through the entire study 1,2 • FASN inhibitor demonstrated a dose responsive impact on sebum lipids 1,2 Note: denifanstat dose in this Phase 1 trial in cancer patients is several times higher than 50 mg dose tested in acne and MASH I n multiple Phase 1 trials, FASN inhibitor demonstrated a decrease in DNL sebum lipids 1 - 3 1. Duke G, et al. Presented at: EASL 2017; April 19 - 23, 2017; Amsterdam, The Netherlands. https://sagimet.com/wp - content/uploads/2017/05/3VBIO_EASLposter.pdf. 2. Falchook G, et al. EClinicalMedicine . 2021;34:100797. 3. Duke G, et al. Presented at: AASLD 2016; November 11 - 15, 2016; Boston, MA. https://sagimet.com/wp - content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf. Days on therapy (# of subjects) Phase 1 oncology trial Sebutape® assessment of cutaneous sebum lipids 1,2

41 March 2026 Ascletis Acne Phase 3 Clinical Trial Design • Moderate to severe acne • Multi - center placebo controlled • 1 :1 randomization • D ouble - blind • Once daily oral dosing • 480 patients in China Primary endpoints at week 12 • % patients who receive IGA success (defined as at least a 2 - point reduction in IGA from baseline, and an IGA of 0 or 1 at week 1 2) • % change of total lesion counts from baseline • % change of inflammatory lesion counts from baseline Key secondary endpoint at week 12 • % change of non - inflammatory lesion counts from baseline Screening Placebo N=240 Denifanstat (50mg) N=240 Day 1 Week 12 Primary Efficacy Denifanstat (50mg) N=240 Safety Ph3 Double blind study 1 Ph3 Open label safety study 2 Week 12 Week 52 Denifanstat Phase 3 in acne 1. ClinicalTrials.gov. NCT06192264. Study ASC40 - 303. https://clinicaltrials.gov/study/NCT06192264. 2. ClinicalTrials.gov. NCT062 48008. Study ASC40 - 304. https://clinicaltrials.gov/study/NCT06248008.

42 March 2026 Ascletis Acne Phase 3 Clinical Trial: All Primary and Secondary Endpoints Met Placebo (n=240) 50mg denifanstat (n=240) Baseline Characteristics 102.1 102.2 Total lesion count 43.1 42.1 Inflammatory lesion count 85.8 85.8 IGA=3 (moderate), % 14.2 14.2 IGA=4 (severe), % p value 50mg denifanstat (placebo adjusted) Placebo (n=240) 50mg denifanstat (n=240) Efficacy endpoints 1 <0.0001 18.6 14.6 33.2 % Treatment success [IGA] 2 (primary endpoint) <0.0001 - 22.0 - 35.4 - 57.4 % Change in total lesion count (primary endpoint) <0.0001 - 20.3 - 43.2 - 63.5 % Change in inflammatory lesion count (primary endpoint) <0.0001 - 23.0 - 28.9 - 51.9 % Change in non - inflammatory lesion count (key secondary endpoint) <0.0001 - 22.1 - 36.2 - 58.3 Absolute change in total lesion count (secondary endpoint) <0.0001 - 8.2 - 18.4 - 26.6 Absolute change in inflammatory lesion count (secondary endpoint) Baseline demographics and efficacy endpoints of 50 mg denifanstat oral, once daily for 12 weeks versus Placebo (Intent - to - treat, ITT analysis change from baseline). 1. The efficacy data are LSMEANs. 2. Treatment success is defined as an Investigator’s Global Assessment (IGA) score of 0 (clear) or 1 (almost clear) with at leas t a 2 - point decrease from baseline.

43 March 2026 Ascletis Acne Phase 3 Clinical Trial Safety Data Denifanstat 50mg was generally well tolerated during the 12 - week study Treatment - emergent adverse events (TEAEs) : • TEAE incidence rates were comparable between denifanstat and placebo • Only two categories of TEAEs had an incidence rate of 5% or more: • Dry eye (investigator reported as “dry eye” or “xerophthalmia”) in 10.9% of denifanstat - treated subjects vs 8.0% in the placebo group* • Dry skin reported in 6.3% of denifanstat - treated subjects vs 2.9% in the placebo group Adverse events (AEs) : • All denifanstat - related AEs were mild or moderate • No denifanstat - related grade 3 or 4 AEs • No denifanstat - related serious AEs (SAEs) • No deaths were reported * The classifications of “dry eye” or “xerophthalmia” were not related to the AE grade.

44 March 2026 Ascletis Acne Open Label Phase 3 trial Denifanstat generally well - tolerated in the open label clinical trial Ascletis data on file. Safety and efficacy endpoints of 50 mg denifanstat oral, once daily for 52 weeks versus placebo for 12 weeks an d 50mg denifanstat oral once daily for 40 weeks Treatment - emergent adverse events (TEAEs): • Only two categories of TEAEs had an incidence rate of 5% or more with dry eye syndrome in 5.5% of denifanstat - treated subjects and dry skin reported in 5.2% of denifanstat - treated subjects Adverse events (AEs) : • All denifanstat - related AEs were mild or moderate; no denifanstat - related Grade 3 or 4 AEs; no AE - related permanent discontinuations; Grade 1 hair thinning in the study was experienced by only 1 denifanstat - treated patient (which resolved within eight weeks while remaining in study without a change in dose); no deaths were reported Serious adverse events (SAEs) : • No denifanstat - related SAEs; 2 non - denifanstat - related SAEs (1 breast lump, 1 contusion), both resolved Efficacy Endpoints (secondary endpoints of the trial) : • Efficacy endpoints (secondary endpoints of the trial) included the number of subjects with an IGA score decrease by at least 2 points, number of subjects dropping from an IGA score of 3 down to 0 or 1, the percentage reduction in total skin lesion coun t and the percentage reduction in inflammatory skin lesion count. • Subjects treated with denifanstat showed improvements in all efficacy endpoints beyond those observed at 12 weeks

45 March 2026 A double - blind, randomized, placebo - controlled trial to assess the safety, tolerability, pharmacokinetics and pharmacodynamics of single and multiple ascending doses of TVB - 3567 in healthy and acne participants • Includes sebum analysis as pharmacodynamic readout Note: SAD = Single ascending dose. MAD = Multiple ascending dose Each SAD/MAD cohort planned to include 6 participants on active and 2 on placebo. * Lipidomic analysis with focus on FASN - derived lipids. ClinicalTrials.gov. NCT06989840. Study SB3567 - CLIN - 001. https://clinicaltrials.gov/study/NCT06989840. Phase 1 clinical trial initiated June 2025 Second FASN Inhibitor TVB - 3567 Entered FIH Phase 1 Sebutape Sebumeter Quantity of Sebum Quality* of Sebum PLANNED # of PARTICIPANTS DESIGN PART ~56 SAD A ~12 Food effect B ~32 MAD C ~28 MAD/ACNE D

46 March 2026 Potential Clinical Development Program for TVB - 3567 in Acne Step 1 - Phase 1 first - in - human pharmacokinetic (PK) clinical trial of TVB - 3567 in healthy volunteers • PK and pharmacodynamics (PD) evaluation to confirm profile • Assess safety/tolerability • Confirm potential doses for an acne Phase 2 trial Step 2 - Phase 2 clinical trial in moderate to severe acne patients • Upon completion of Phase 1, plan to consult with regulatory authorities regarding Phase 2 trial design, with goal of initiati ng Phase 2 trial in 2026 • Phase 2 trial design anticipated to be informed by the results of the Phase 1 trial, expect a 12 - week dose ranging study in moderate to severe acne patients with lesion reduction, treatment success (IGA) as endpoints Phase 1 trial initiated in June 2025 Goal to initiate Phase 2 trial in 2026, subject to consultation with regulatory authorities and outcome of Phase 1 trial

47 March 2026 Attractiveness of FASN Inhibition in Acne • First - in - human Phase 1 clinical trial of TVB - 3567 initiated in June 2025 for development in acne • Upon completion of TVB - 3567 Phase 1, plan to consult with regulatory authorities regarding Phase 2 trial design, with goal of initiating TVB - 3567 Phase 2 in 2026 • Consulted with US FDA at end 2025 on the potential use of Ascletis Phase 3 data for the development of denifanstat in acne (e.g., as one of two registrational trials) FASN Inhibition in Acne Potential of TVB - 3567 in Acne Development Pathways • Oral FASN inhibitors offer a novel mechanism of action for the potential treatment of moderate to severe acne • Denifanstat met all primary and secondary endpoints in Phase 3 clinical trial in patients with moderate to severe acne vulgaris in China ; Denifanstat was generally well tolerated • Denifanstat was well - tolerated in Ascletis ’ open - label Phase 3 clinical trial • Denifanstat NDA for the treatment of moderate to severe acne accepted by NMPA in December 2025 • Acne market in dermatology is large (>50m people in the US) and aligned to those patients most likely to be prescribed an oral FASN inhibitor • TVB - 3567 IP: • Composition of matter patent — 2035; potential PTE to 2038 • Method of use application for TVB - 3567 for acne filed 2025; if granted — 2046

FASN Inhibition Offers Potential Benefit in Multiple Indications: Oncology

49 March 2026 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

50 March 2026 FASN Is Integral to Tumor Cell Proliferation and Surviv al KRASM – KRAS mutant. KRASWT - KRAS wild type FASN dependence • Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes • Strategy kill tumor cells and/or avoid drug resistance by combination of FASN inhibitor with drugs that inhibit driver oncogenes Dietary fatty acids cannot compensate for de novo synthesized palmitate Specific oncogenic drivers are FASN - dependent Prevents lipid peroxidation and stress induced death Palmitate RTK e.g. MET , VEGFR Saturated fatty acids for lipid rafts and membranes Protein modification and localization/ function Receptor localization and signaling Acetyl - CoA Malonyl - CoA pS6 mTOR AKT PI3K KRAS - 4A Lipid rafts FASN Foundational Phase 1* • 136 heavily pretreated patients received denifanstat • Recommended Phase 2 dose defined • Promising clinical activity consistent with proposed mechanism • KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT (p<0.02), and 91% KRASM had stable disease * Falchook G, et al. EClinicalMedicine . 2021;34:100797.

51 March 2026 GBM Prostate HCC NSCLC KRASM Cancer Program Focuses on 4 FASN - Dependent Tumor Types GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC (non small cell lung cancer) 1. ClinicalTrials.gov. NCT05743621. https://clinicaltrials.gov/study/NCT05743621 . 2. Wang H, et al. Hepatology. 2022;76(4):951 - 966. 3. Liu Y, et al. Lung Cancer . 2021;153:73 - 80. 4. O’Farrell M, et al. Presented at: AARC 2016; April 16 - 20, 2016; New Orleans, LA. Abstract LB - 214. 5. Kelly W, et al. Clin Cancer Res. 2023;29(13):2419 - 2425. 6. ClinicalTrials.gov. NCT05118776. Study ASC40 - 301. https://clinicaltrials.gov/study/NCT05118776. Phase 2 completed Positive investigator sponsored Phase 2 results 5 Ascletis announced cessation of China GBM program in August 2025 6 Status Type Phase 1 ongoing Investigator Sponsored at Weill Cornell, denifanstat combination with enzalutamide 1 Phase 1 results expected 1H2027 Preclinical and translational work completed Patient selection strategy by bioinformatics on primary samples Positive preclinical combination results 2 Phase 2 - ready Preclinical and clinical evidence Positive preclinical combination with KRAS inhibitor 3 Encouraging monotherapy Phase 1 results with denifanstat 4 Phase 2 - ready

52 March 2026 Sagimet at a Glance • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states Unique MOA: FASN Inhibition • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endp oints with significant reduction in fibrosis • Pre - clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 pharmacokinetics ( PK) clinical trial of a combination of denifanstat and resmetirom completed in December 2025, Phase 2 clinical combination trial with denifanstat and resmetirom in patients with MASH cirrhosis (F4) planned to initiate in 2H 2026 Denifanstat in MASH TVB - 3567 in Acne • Our follow - on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First - in - human Phase 1 clinical trial initiated in June 2025 for development of an acne indication